GROWTH-EQUITY

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Semiannual Report 2003
DELAWARE AMERICAN SERVICES FUND


























[LOGO] POWERED BY RESEARCH(SM)

Table
     OF CONTENTS

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             5
Performance Summary                         6
Financial Statements:
   Statement of Net Assets                  7
   Statement of Operations                  9
   Statements of Changes
     in Net Assets                         10
   Financial Highlights                    11
   Notes to Financial
     Statements                            15

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
       POWERED BY RESEARCH

 At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

 o  Astute security selection is essential when seeking a performance advantage.

 o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

 o U.S. growth equity
 o U.S. value equity
 o U.S. fixed income
 o International and global
 o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

 o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

 o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                           Delaware American Services Fund
  TO SHAREHOLDERS                                               January 10, 2003

Recap of Events
When the period for this report began on July 1, 2002, equities had been moving steadily lower since roughly mid-March of 2002. The significant selling pressures did not abate until the later portion of July, when we experienced an upturn in the stock market. The rally turned out to be short-lived, lasting barely a month, when we were faced with further falling prices. Not until early October did we experience another bounce in the market. This time around, stocks rose steadily for nearly two months. This market advance was followed by a round of profit taking in December, which is generally regarded as a positive for prices that may have moved too much too soon.

Despite the ups and downs of the stock market, we believe a meaningful shift has taken place among investors. We believe they have likely cast off the downbeat reports of "sluggish" growth so prevalent throughout the media earlier in the year, in favor of a more balanced view of the state of the economy.

In turn, investors seem to have given in to the reality that the economic recovery is largely in place and may well continue into the new year. Although the rate of growth may not match that of prior post-recessionary periods, and despite a continued elevated level of unemployment, investors no doubt have viewed it as continued expansion all the same. This shift in sentiment likely contributed to the bullish move in equities that spanned much of October and November during which stocks hit levels sufficiently low as to prompt investors to find "value" in the market.

Investors were offered further encouragement when the Federal Reserve stepped into the fray in early November by lowering short-term interest rates another one half percent as a means to add further fuel for the economic recovery. We do not underestimate the power of the Fed's actions, and we believe that the historic 11 interest rates cut during 2001 are, as expected, gradually taking hold and should assist the economic renewal.

Market Outlook
We see positive forces for equities moving forward. Third quarter growth, as measured by gross domestic product, was recently adjusted higher by nearly 100 basis points. Expectations for the fourth quarter are muted, but low growth will continue the expansion to five straight quarters, and we are optimistic about a generally expanding economy throughout 2003, especially since this outcome seems paramount to Federal Reserve policy.

We believe that corporations might likely benefit from steadily improving productivity and cost cutting measures that have evolved from the recession. As we do not foresee broad-based momentum likely playing a major role in the stock markets for 2003, we also believe the new year will be a time for quality security selections and that Delaware's emphasis on stringent, in-house research may assist investors moving forward.

Total Return
For the period ended December 31, 2002                                                             Six Months
Delaware American Services Fund-- Class A Shares                                                     -9.34%
Lipper Sector/Miscellaneous Funds Average (75 funds)                                                -10.93%
Standard & Poor's 500 Index                                                                         -10.30%
-----------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Sector/Miscellaneous Funds Average represents the average return of sector funds and miscellaneous other mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's (S&P) 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

We are encouraged that market volatility, which had reached lofty levels during the summer months, has decreased of late, and appears to be returning to longer-term norms. Perhaps it is a sign that investors may now believe that the brief yet disappointing period of corporate malfeasance may well be behind us. We witnessed some pullbacks in the major indexes late in the period, but we credit this to profit taking, and do not believe it is the start of a major market selloff.

While we do not find the market catalysts that can propel equity prices higher at a rate to parallel that of the 1990s, we nonetheless believe the case for equities is becoming clearer. Unfortunately, no one has a precise vision of how diplomatic affairs between the U.S. and Iraq will play out over the coming weeks and months. Thus we ask investors to maintain their vigilance and patience. We likewise suggest that now may be a good time for investors and their advisors to meet. In turn, long-term financial goals can be updated and any rebalancing of investments can be carried out.

Sincerely,

/s/ Jude T. Driscoll
---------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.

/s/ David K. Downes
---------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware American Services Fund
       MANAGEMENT REVIEW                                       January 10, 2003

Fund Managers

John A. Heffern
Portfolio Manager

Lori P. Wachs
Portfolio Manager

Marshall T. Bassett
Portfolio Manager

Gerald S. Frey
Chief Investment Officer -- Growth

The Fund's Results
U.S. equity markets suffered another period of negative performance during the second half of 2002. After a very weak third quarter, the market bounced off its lows in early October, rallying during the autumn months as the economy seemed to work its way through a period of weakness that the Federal Reserve referred to in policy briefings as a "soft patch."

Delaware American Services Fund's strategy of investing in the service sectors of the U.S. economy proved effective once again during the six-month period. The Fund's return of -9.34% (Class A shares at net asset value) outdistanced its benchmark, the Standard & Poor's (S&P) 500 Index, which fell -10.30%. The Fund also outpaced its peer group, the Lipper Specialty/Miscellaneous Funds Average, which declined -10.00% during the period.

While the gains made by Delaware American Services Fund during the October-November rally trailed the market slightly, the Fund preserved capital more efficiently during periods of weakness. Ultimately, this was the larger factor in determining relative performance for the full six-month period.

Although we build the portfolio from the bottom-up, focusing on individual companies rather than on economic or market trends, we do pay close attention to the interest rate environment. Interest rates affect the profitability of financial services companies, the raw material costs of manufacturers, and the purchasing power of consumers - all of which weigh heavily on the Fund's primary sectors.

Portfolio Highlights
Returns for stocks in the financial services sector, which were relatively flat during the period, continued to be a key factor with regard to the Fund's performance. As of December 31, 2002, 21.81% of Delaware American Services Fund's net assets were allocated to banking and finance stocks, with the largest holding being government-sponsored agency Freddie Mac.

Despite historically low mortgage rates that have kept home refinancing on many Americans' radar screens, mortgage lender Freddie Mac's stock suffered a negative return, due in part to investor concern about the accelerated pace of prepayment within its loan portfolio. TCF Financial, a Minnesota-based bank holding company that is also among the Fund's top holdings, saw flat performance for the six months, while Doral Financial and Countrywide Credit Industries boosted performance with strong six-month gains.

In our last report, we noted an increased focus on the insurance sector. We hope that these companies might eventually carry us through a rising interest rate environment brought about by the steadily expanding economy. At 14.66% of net assets at period end, insurance stocks turned in mixed performance for the six months. PartnerRe, our second largest insurance company position, made slight gains for the period. Fidelity National Financial, our largest insurance holding, was generally flat for the period.

Business services stocks also turned in mixed performance. For example, Cendant struggled while the stock of Getty Images turned in an encouraging performance, as the growing company continued to build its brand.

Our reduced exposure to home builders and home improvement retailers - undertaken in anticipation of higher interest rates - remained in place during the period. As expected, these stocks did not perform well as a group throughout the autumn of 2002. Residential construction company Centex was among the Fund's negative performers during the period. Retailer Kohl's also struggled, while the stock of Bed Bath & Beyond - in which we have a smaller position - recovered from a downturn to post a flat six-month performance.

Outlook
We believe the type of sectors that form the core of our portfolio - financial, business and consumer services -continue to offer attractive long-term return potential. Regardless of the short-term outlook for the economy, we think the future can be bright for Delaware American Services Fund as long as we continue to apply our stringent research and disciplined investment process.

As we prepare for 2003, we expect continued improvement with the economy and corporate profitability. We will closely monitor stock prices, as well as interest rates, searching for the appropriate, diversified equity mix as the new year's investment environment unfolds before us. We will particularly seek those stocks that we believe may provide competitive and sustainable growth over a three- to five-year period.

Top 10 Holdings
As of December 31, 2002

                                                    Percentage
Company                   Sector                   of Net Assets
----------------------------------------------------------------
 1. Kohl's                Retail                      3.21%
----------------------------------------------------------------
 2. Freddie Mac           Banking & Finance           3.03%
----------------------------------------------------------------
 3. Cendant               Business Services           2.74%
----------------------------------------------------------------
 4. Coach                 Textiles, Apparel &         2.72%
                            Furniture
----------------------------------------------------------------
 5. Mediacom
     Communications       Cable, Media & Publishing   2.66%
----------------------------------------------------------------
 6. Fidelity National
     Financial            Insurance                   2.64%
----------------------------------------------------------------
 7. PartnerRe             Insurance                   2.61%
----------------------------------------------------------------
 8. Doral Financial       Banking & Finance           2.36%
----------------------------------------------------------------
 9. Centex                Building & Materials        2.27%
----------------------------------------------------------------
10. Fisher Scientific     Electronics & Electrical
     International        Equipment                   2.12%
----------------------------------------------------------------

New
       AT DELAWARE
--------------------------------------------------------------------------------
  It's Tax Time                                           [Graphic omitted]
          AGAIN                                           [edelivery logo]

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.
--------------------------------------------------------------------------------

Delaware
   AMERICAN SERVICES FUND

Fund Basics
As of December 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$9.93 million
--------------------------------------------------------------------------------
Number of Holdings:
90
--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1999
--------------------------------------------------------------------------------
Your Fund Managers:
John A. Heffern joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, Mr. Heffern was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. He has been managing the American Services Fund since its inception.

Lori P. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and oriental studies.

Marshall T. Bassett holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

Gerald S. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class  A  DASAX
Class  B  DASBX
Class  C  DAMCX

Fund Performance
Average Annual Total Returns

For the periods ended December 31, 2002              Lifetime       One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                                +13.46%        -7.82%
Including Sales Charge                                +11.24%       -13.09%
Class B (Est. 2/28/01)
--------------------------------------------------------------------------------
Excluding Sales Charge                                +1.68%        -8.53%
Including Sales Charge                                +0.03%       -11.88%
Class C (Est. 2/28/01)
--------------------------------------------------------------------------------
Excluding Sales Charge                                +1.62%        -8.63%
Including Sales Charge                                +1.62%        -9.47%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime and one-year periods ended December 31, 2002 for Delaware American Services Fund's Institutional Class were +13.61% and -7.69%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware American Services Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DASIX

Statement                                        Delaware American Services Fund
  OF NET ASSETS                                    December 31, 2002 (Unaudited)

                                                      Number of         Market
                                                        Shares          Value

Common Stock - 96.67%

Banking & Finance - 21.81%
 Allegiant Bancorp                                       2,000      $   36,458
 Ambac Financial Group                                   2,500         140,600
 BankAtlantic Bancorp-- Class A                          7,000          66,150
 City National                                           1,300          57,187
 Countrywide Credit Industries                           2,600         134,290
 Cullen/Frost Bankers                                    2,000          65,400
 Doral Financial                                         8,200         234,520
 First American                                          2,000          44,400
 First Tennessee National                                1,500          53,910
 Franklin Resources                                      1,800          61,344
 Freddie Mac                                             5,100         301,154
 Hibernia-- Class A                                      2,500          48,100
 Hudson City Bancorp                                     3,000          55,890
+IndyMac Bancorp                                         3,000          55,470
 Lehman Brothers Holdings                                  900          47,961
+LendingTree                                             3,000          38,640
+Mercantile Bank                                         2,500          59,125
 Mercantile Bankshares                                   1,500          57,885
 R & G Financial                                         5,400         125,550
 Redwood Trust                                           3,000          83,100
 Sky Financial Group                                     2,000          39,820
+Southwest Bancorp of Texas                              1,600          46,096
 Sovereign Bancorp                                       9,000         126,450
 TCF Financial                                           4,300         187,867
                                                                    ----------
                                                                     2,167,367
                                                                    ----------
Building & Materials - 4.67%
 Centex                                                  4,500         225,900
 D.R. Horton                                            10,100         175,235
 Masco                                                   3,000          63,150
                                                                    ----------
                                                                       464,285
                                                                    ----------
Business Services - 5.91%
+Cendant                                                26,000         272,480
 First Data                                              1,500          53,115
+Getty Images                                            5,600         171,080
+Robert Half International                               2,900          46,719
+Watson Wyatt & Company                                  2,000          43,500
                                                                    ----------
                                                                       586,894
                                                                    ----------
Cable, Media & Publishing - 7.32%
+Comcast-- Special Class A                               3,000          67,770
+Cox Communications-- Class A                            5,000         142,000
 E.W. Scripps                                              700          53,865
 Gannett                                                 1,000          71,800
+Mediacom Communications                                30,000         264,300
 New York Times                                          1,500          68,595
+Regent Communications                                  10,000          59,100
                                                                    ----------
                                                                       727,430
                                                                    ----------
Computers & Technology - 0.79%
+Fidelity National Information                           3,000          51,750
 Solutions
+SS&C Technologies                                       2,500          26,628
                                                                    ----------
                                                                        78,378
                                                                    ----------

                                                         Number of      Market
                                                          Shares        Value
Common Stock (continued)
Consumer Products - 1.63%
 Avon Products                                           3,000      $  161,610
                                                                    ----------
                                                                       161,610
                                                                    ----------
Electronics & Electrical
Equipment - 2.12%
+Fisher Scientific
   International                                        7,000          210,560
                                                                    ----------
                                                                       210,560
                                                                    ----------
Energy - 1.01%
 Ocean Energy                                           5,000           99,850
                                                                    ----------
                                                                        99,850
                                                                    ----------
Food, Beverage & Tobacco - 3.95%
+American Italian Pasta                                 2,500           89,950
+Constellation Brands                                   6,400          151,744
+Cott                                                   3,000           53,460
+Peet's Coffee & Tea                                    6,900           97,497
                                                                    ----------
                                                                       392,651
                                                                    ----------
Healthcare & Pharmaceuticals - 4.05%
+Coventry Health Care                                   2,000           58,060
 HCA-- The Healthcare Company                           3,000          124,500
+Henry Schein                                           2,000           90,000
 McKesson                                               4,800          129,744
                                                                    ----------
                                                                       402,304
                                                                    ----------
Industrial Machinery - 1.81%
Deere                                                   2,000           91,700
Roper Industries                                        1,000           36,600
Toro                                                      800           51,120
                                                                    ----------
                                                                       179,420
                                                                    ----------
Insurance - 14.66%
 Allstate                                               1,500           55,485
 Berkley (W. R.)                                        2,500           99,025
 Brown & Brown                                          2,000           64,640
 Delphi Financial Group--
  Class A                                               1,500           56,940
 Erie Indemnity Company--                               3,000          108,780
 Class A
 Everest Re Group                                         900           49,770
 Fidelity National Financial                            8,000          262,640
 Harleysville Group                                     2,000           52,860
 Hartford Financial Services                            1,000           45,430
 Hub International                                      2,000           25,660
+IPC Holdings                                           2,000           63,080
 PartnerRe                                              5,000          259,100
 PMA Capital-- Class A                                  3,000           42,990
 RenaissanceRe Holdings                                 3,700          146,520
 Scottish Annuity and Life                              4,000           69,800
 Holdings
+Stewart Information Services                           2,500           53,475
                                                                    ----------
                                                                     1,456,195
                                                                    ----------
Leisure, Lodging &
Entertainment - 1.31%
 Royal Caribbean Cruises                                7,800          130,260
                                                                    ----------
                                                                       130,260
                                                                    ----------

Statement                                        Delaware American Services Fund
  of net assets (continued)

                                                         Number of      Market
                                                          Shares        Value
Common Stock (continued)
Real Estate - 1.42%
  FBR Asset Investment                                   2,500      $   84,750
  i Star Financial                                       2,000          56,100
                                                                    ----------
                                                                       140,850
                                                                    ----------
Retail - 15.89%
 +Bed Bath & Beyond                                      2,300          79,419
 +Brinker International                                  2,400          77,400
 +California Pizza Kitchen                               4,200         105,840
 +Cost Plus                                              6,200         177,754
  Darden Restaurants                                    7,800         159,510
 +Dick's Sporting Goods                                  6,000         115,200
 +Kohl's                                                 5,700         318,915
 +Sonic                                                  6,300         129,087
 +The Cheesecake Factory                                 2,800         101,220
 +Urban Outfitters                                       8,400         197,988
 +Williams & Sonoma                                      4,300         116,745
                                                                    ----------
                                                                     1,579,078
                                                                    ----------
Textiles, Apparel & Furniture - 4.01%
  Cintas                                                 2,800         128,100
 +Coach                                                  8,200         269,944
                                                                    ----------
                                                                       398,044
                                                                    ----------
Transportation & Shipping - 4.31%
+Heartland Express                                       7,419         169,977
+Knight Transportation                                   6,900         144,900
+Ryanair Holdings ADR                                    2,900         113,564
                                                                   -----------
                                                                       428,441
                                                                    ----------
Total Common Stock (cost $9,337,016)                                 9,603,617
                                                                    ----------

                                                     Principal
                                                      Amount
Repurchase Agreements - 4.01%
 With BNP Paribas 1.07%
  1/2/03 (dated 12/31/02,
  collateralized by $172,300
  U.S. Treasury Bills due
  6/19/03, market value $171,383)                    $ 167,980         167,980
 With J. P. Morgan Securities 1.03%
  1/2/03 (dated 12/31/02,
  collateralized by $62,000
  U.S. Treasury Notes 2.875% due
  6/30/04, market value$63,365)                         62,040          62,040
 With UBS Warburg 1.10%
  1/2/03 (dated 12/31/02,
  collateralized by $169,000
  U.S. Treasury Notes 3.875% due
  6/30/03, market value$171,355)                       167,980         167,980
                                                                    ----------
Total Repurchase Agreements
 (cost $ 398,000)                                                      398,000
                                                                    ----------

Total Market Value of Securities - 100.68%
 (cost $ 9,735,016)                                                $10,001,617
Liabilities Net of Receivables and
 Other Assets - (0.68%)                                                (67,066)
                                                                   -----------
Net Assets Applicable to 1,103,512
Shares Outstanding - 100.00%                                        $9,934,551
                                                                   -----------

Net Asset Value - Delaware American Services Fund
 Class A ($3,253,407/360,020 Shares)                                     $9.04
                                                                         -----
Net Asset Value - Delaware American Services Fund
 Class B ($3,293,521/369,397 Shares)                                     $8.92
                                                                         -----
Net Asset Value - Delaware American Services Fund
 Class C ($450,474/50,549 Shares)                                        $8.91
                                                                         -----
Net Asset Value - Delaware American Services Fund
Institutional Class ($2,937,149/323,546 Shares)                          $9.08
                                                                         -----
Components of Net Assets at December 31, 2002:
Shares of beneficial interest
 (unlimited authorization-- no par)                                $11,214,329
Distributions in excess of net investment income                       (30,143)
Accumulated net realized loss on investments                        (1,516,236)
Net unrealized appreciation of investments                             266,601
                                                                   -----------
Total net assets                                                   $ 9,934,551
                                                                   -----------

+Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price Per Share -
 Delaware American Services Fund
Net Asset Value Class A (A)                                              $9.04
Sales charge (5.75% of offering price or 6.08%
 of amount invested per share) (B)                                        0.55
                                                                         -----
Offering price                                                           $9.59
                                                                         -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchase of $50,000 or more.

See accompanying notes

Statement                         Delaware American Services Fund
  OF OPERATIONS                   Six Months Ended December 31, 2002 (Unaudited)

   Investment Income:
     Dividends                                                                                    $    45,645
     Interest                                                                                           5,020
                                                                                                  -----------
                                                                                                       50,665
                                                                                                  -----------

   Expenses:
     Registration fees                                                                                 69,051
     Management fees                                                                                   36,701
     Reports and statements to shareholders                                                            18,817
     Distribution expenses-- Class A                                                                    4,099
     Distribution expenses-- Class B                                                                   15,659
     Distribution expenses-- Class C                                                                    2,367
     Dividend disbursing and transfer agent fees and expenses                                          17,602
     Accounting and administration expenses                                                             2,206
     Trustees' fees                                                                                       395
     Custodian fees                                                                                       670
     Professional fees                                                                                    880
     Other                                                                                                888
                                                                                                  -----------
                                                                                                      169,335
     Less expenses absorbed or waived                                                                 (88,394)
     Less fees paid indirectly                                                                           (133)
                                                                                                  -----------
     Total Expenses                                                                                    80,808
                                                                                                  -----------
   Net Investment Loss                                                                                (30,143)
                                                                                                  -----------

   Net Realized and Unrealized Loss on Investments:
     Net realized loss on investments                                                              (1,372,324)
     Net change in unrealized appreciation/depreciation of investments                                309,379
                                                                                                  -----------
   Net Realized and Unrealized Loss on Investments:                                                (1,062,945)
                                                                                                  -----------

   Net Decrease in Net Assets Resulting from Operations                                           $(1,093,088)
                                                                                                  ===========

   See accompanying notes

Statements                                       Delaware American Services Fund
  OF CHANGES IN NET ASSETS

                                                                                                 Six Months           Year Ended
                                                                                               Ended 12/31/02           6/30/02
                                                                                                (Unaudited)
Increase/(Decrease) in Net Assets from Operations:
   Net investment loss                                                                          $     (30,143)       $     (37,188)
   Net realized gain/(loss) on investments                                                         (1,372,324)             995,417
   Net change in unrealized appreciation/depreciation of investments                                  309,379             (630,018)
                                                                                               --------------        -------------
   Net increase/(decrease) in net assets resulting from operations                                (1,093,088)              328,211
                                                                                               --------------        -------------

Distributions to Shareholders from:
   Net realized gain on investments:
     Class A                                                                                         (293,744)              (3,011)
     Class B                                                                                         (275,055)              (1,928)
     Class C                                                                                          (42,924)                (334)
     Institutional Class                                                                             (252,137)              (4,438)
                                                                                               --------------        -------------
                                                                                                     (863,860)              (9,711)
                                                                                               --------------        -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                          716,523            2,816,348
     Class B                                                                                          710,272            3,127,145
     Class C                                                                                           60,720              645,495
     Institutional Class                                                                                1,310                   --

   Net asset value of shares issued upon reinvestment of dividends and distributions:

     Class A                                                                                          289,434                2,953
     Class B                                                                                          268,935                1,866
     Class C                                                                                           43,426                  334
     Institutional Class                                                                              252,137                4,438
                                                                                               --------------        -------------
                                                                                                    2,342,757            6,598,579
                                                                                               --------------        -------------
   Cost of shares repurchased:
     Class A                                                                                         (860,381)            (799,277)
     Class B                                                                                         (535,439)            (284,449)
     Class C                                                                                          (90,401)            (194,261)
     Institutional Class                                                                                 (705)                  --
                                                                                               --------------        -------------
                                                                                                   (1,486,926)          (1,277,987)
                                                                                               --------------        -------------
Increase in net assets derived from capital share transactions                                        855,831            5,320,592
                                                                                               --------------        -------------
Net Increase (Decrease) in Net Assets                                                              (1,101,117)           5,639,092

Net Assets:
   Beginning of period                                                                             11,035,668            5,396,576
                                                                                               --------------        -------------
   End of period                                                                               $    9,934,551        $  11,035,668
                                                                                               ==============        =============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Delaware American Services Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months         Year            Year        12/29/99(1)
                                                                            Ended            Ended           Ended           to
                                                                          12/31/02(4)       6/30/02         6/30/01        6/30/00
                                                                          (Unaudited)
Net asset value, beginning of period                                        $10.890         $10.160         $10.540         $8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                              (0.019)         (0.039)         (0.008)         0.010
Net realized and unrealized gain (loss) on investments                       (0.980)          0.784           2.061          2.030
                                                                            -------         -------         -------        -------
Total from investment operations                                             (0.999)          0.745           2.053          2.040
                                                                            -------         -------         -------        -------

Less dividends and distributions from:
Net investment income                                                            --              --          (0.015)            --
Net realized gain on investments                                             (0.851)         (0.015)         (1.741)            --
In excess of net gain on investments                                             --              --          (0.677)            --
                                                                            -------         -------         -------        -------
Total dividends and distributions                                            (0.851)         (0.015)         (2.433)            --
                                                                            -------         -------         -------        -------

Net asset value, end of period                                              $ 9.040         $10.890         $10.160        $10.540
                                                                            =======         =======         =======        =======

Total return(3)                                                              (9.34%)          7.34%          21.21%         24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $3,253          $3,778          $1,671           $774
Ratio of expenses to average net assets                                       1.45%           1.45%           0.98%          0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   3.26%           2.96%           2.64%          1.22%
Ratio of net investment income to average net assets                         (0.41%)         (0.37%)         (0.09%)         0.20%
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                  (2.22%)         (1.88%)         (1.75%)        (0.27%)
Portfolio turnover                                                             141%            311%            502%           988%

(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4)Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware American Services Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Six Months         Year          2/28/01
                                                                                            Ended            Ended           to
                                                                                          12/31/02(4)       6/30/02        6/30/01
                                                                                          (Unaudited)

Net asset value, beginning of period                                                        $10.800         $10.140         $9.470

Income (loss) from investment operations:
Net investment loss(2)                                                                       (0.053)         (0.119)        (0.031)
Net realized and unrealized gain (loss) on investments                                       (0.976)          0.794          0.701
                                                                                             ------         -------        -------
Total from investment operations                                                             (1.029)          0.675          0.670
                                                                                             ------         -------        -------

Less dividends and distributions from:
Net investment income                                                                            --              --             --
Net realized gain on investments                                                             (0.851)         (0.015)            --
                                                                                             ------         -------        -------
Total dividends and distributions                                                            (0.851)         (0.015)            --
                                                                                             ------         -------        -------

Net asset value, end of period                                                               $8.920         $10.800        $10.140
                                                                                             ======         =======        =======

Total return(3)                                                                              (9.72%)          6.66%          7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                      $3,294          $3,484           $638
Ratio of expenses to average net assets                                                       2.20%           2.20%          2.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                                   4.01%           3.71%          6.02%
Ratio of net investment loss to average net assets                                           (1.16%)         (1.12%)        (1.08%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                                  (2.97%)         (2.63%)        (4.90%)
Portfolio turnover                                                                             141%            311%           502%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware American Services Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Six Months         Year         2/28/01(1)
                                                                                            Ended            Ended           to
                                                                                          12/31/02(4)       6/30/02        6/30/01
                                                                                          (Unaudited)

Net asset value, beginning of period                                                        $10.790         $10.140        $ 9.470

Income (loss) from investment operations:
Net investment loss(2)                                                                       (0.053)         (0.120)        (0.035)
Net realized and unrealized gain (loss) on investments                                       (0.976)          0.785          0.705
                                                                                             ------         -------        -------
Total from investment operations                                                             (1.029)          0.665          0.670
                                                                                             ------         -------        -------

Less dividends and distributions from:
Net investment income                                                                            --              --             --
Net realized gain on investments                                                             (0.851)         (0.015)            --
                                                                                             ------         -------        -------
Total dividends and distributions                                                            (0.851)         (0.015)            --
                                                                                             ------         -------        -------

Net asset value, end of period                                                              $ 8.910         $10.790        $10.140
                                                                                            =======         =======        =======

Total return(3)                                                                              (9.74%)          6.57%          7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                     $   450         $   536        $    81
Ratio of expenses to average net assets                                                       2.20%           2.20%          2.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                                   4.01%           3.71%          6.02%
Ratio of net investment loss to average net assets                                           (1.16%)         (1.12%)        (1.08%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                                  (2.97%)         (2.63%)        (4.90%)
Portfolio turnover                                                                             141%            311%           502%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware American Services Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months         Year            Year        12/29/99(1)
                                                                             Ended           Ended           Ended            to
                                                                          12/31/02(4)       6/30/02         6/30/01        6/30/00
                                                                          (Unaudited)
Net asset value, beginning of period                                        $10.930         $10.160         $10.540        $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                              (0.007)         (0.012)             --          0.010
Net realized and unrealized gain (loss) on investments                       (0.992)          0.797           2.053          2.030
                                                                            -------         -------         -------        -------
Total from investment operations                                             (0.999)          0.785           2.053          2.040
                                                                            -------         -------         -------        -------

Less dividends and distributions from:
Net investment income                                                            --              --          (0.015)            --
Net realized gain on investments                                             (0.851)         (0.015)         (1.741)            --
In excess of net gain on investments                                             --              --          (0.677)            --
                                                                            -------         -------         -------        -------
Total dividends and distributions                                            (0.851)         (0.015)         (2.433)            --
                                                                            -------         -------         -------        -------

Net asset value, end of period                                              $ 9.080         $10.930         $10.160        $10.540
                                                                            =======         =======         =======        =======

Total return(3)                                                              (9.30%)          7.73%          21.21%         24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $ 2,937         $ 3,237         $ 3,007        $ 2,479
Ratio of expenses to average net assets                                       1.20%           1.20%           0.90%          0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                   3.01%           2.71%           2.39%          0.97%
Ratio of net investment income to average net assets                         (0.16%)         (0.12%)             --          0.20%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  (1.97%)         (1.63%)         (1.49%)        (0.02%)
Portfolio turnover                                                             141%            311%            502%           988%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Notes                                            Delaware American Services Fund
  TO FINANCIAL STATEMENTS                        December 31, 2002 (Unaudited)

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United

States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $118 for the period ended December 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2002 were approximately $15. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive a portion of that 12B-1 fee for Class A through August 31, 2003 in order to prevent total 12B-1 plan expenses from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

Notes                                            Delaware American Services Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At December 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Investment management fee payable to DMC                    $6,360
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC              2,711
Other expenses payable to DMC and affiliates                 1,533

For the period ended December 31, 2002, DDLP earned $2,364 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2002, the Fund made purchases of $6,681,291 and sales of $6,626,231 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2002, the cost of investments was $9,735,016. At December 31, 2002, the net unrealized appreciation was $266,601 of which $769,245 related to unrealized appreciation of investments and $502,644 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                             6/30/02        6/30/01
                             -------       --------
Ordinary Income               $   --       $816,678
Long-term capital gain         9,711             --
                             -------       --------
Total                         $9,711       $816,678
                             -------       --------

As of June 30, 2002, the components of net assets on a tax basis were as follows

Paid in Capital                                         $10,358,498
Undistributed ordinary income                               807,911
Undistributed long-term capital gain                         55,138
Unrealized depreciation                                    (185,879)
                                                        -----------
Net Assets                                              $11,035,668
                                                        ===========

5. Capital Stock
Transactions in capital stock shares were as follows:

                                            Six Months       Year
                                              Ended          Ended
                                             12/31/02       6/30/02
Shares sold:
   Class A                                     78,250       255,833
   Class B                                     77,673       286,471
   Class C                                      6,787        59,261
   Institutional Class                            147            --

Shares issued upon reinvestment of dividends and distributions:
   Class A                                     31,324           286
   Class B                                     29,424           182
   Class C                                      4,751            32
   Institutional Class                         27,199           429
                                             --------      ---------
                                              255,555       602,494
                                             --------      ---------
Shares repurchased:
   Class A                                    (96,468)      (73,712)
   Class B                                    (60,372)      (26,919)
   Class C                                    (10,677)      (17,589)
   Institutional Class                            (84)           --
                                            ---------     ---------
                                             (167,601)     (118,220)
                                            ---------     ---------
Net increase                                   87,954       484,274
                                            =========     =========

6. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2002, or at any time during the period.

7. Credit and Market Risk
The fund concentrates its investments in companies management believes will benefit from advances in financial services, business services or consumer services sectors. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to a single economic, political or regulatory occurrence affecting these companies.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                        Fixed Income Group
Delaware American Services Fund                            Corporate and Government
Delaware Growth Opportunities Fund                         Delaware American Government Bond Fund
Delaware Select Growth Fund                                Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                             Delaware Delchester Fund
Delaware Technology and Innovation Fund                    Delaware Diversified Income Fund
Delaware Trend Fund                                        Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                  Delaware High-Yield Opportunities Fund
                                                           Delaware Limited-Term Government Fund
Value-Equity Group                                         Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                            Money Market
Delaware REIT Fund                                         Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                              Delaware Tax-Free Money Fund

International Group                                        Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)                Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                             Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund                Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                   Delaware Tax-Free USA Intermediate Fund
  (formerly Delaware International Equity Fund)
                                                           Municipal (State-Specific Tax-Exempt)
Blend Mutual Funds                                         Delaware Tax-Free Arizona Fund
Delaware Balanced Fund                                     Delaware Tax-Free Arizona Insured Fund
Delaware Core Equity Fund                                  Delaware Tax-Free California Fund
  (formerly Delaware Growth Stock Fund)                    Delaware Tax-Free California Insured Fund
Delaware Devon Fund                                        Delaware Tax-Free Colorado Fund
Delaware Social Awareness Fund                             Delaware Tax-Free Florida Fund
                                                           Delaware Tax-Free Florida Insured Fund
Structured Equity Products Group                           Delaware Tax-Free Idaho Fund
Delaware Diversified Growth Fund                           Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Diversified Value Fund                            Delaware Tax-Free Minnesota Fund
Delaware Group Foundation Funds                            Delaware Tax-Free Minnesota Insured Fund
  Delaware Growth Allocation Portfolio                     Delaware Tax-Free Minnesota Intermediate Fund
  Delaware Balanced Allocation Portfolio                   Delaware Tax-Free Missouri Insured Fund
  Delaware Income Allocation Portfolio                     Delaware Tax-Free New York Fund
                                                           Delaware Tax-Free Oregon Insured Fund
                                                           Delaware Tax-Free Pennsylvania Fund

[Graphic Omitted: Delaware Investments Logo]

This semiannual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Board of Trustees                           Affiliated Officers                       Contact Information
Walter P. Babich                            Jude T. Driscoll                          Investment Manager
Board Chairman                              President and Chief Executive Officer     Delaware Management Company
Citadel Construction Corporation            Delaware Management Holdings, Inc.        Philadelphia, PA
King of Prussia, PA                         Philadelphia, PA
                                                                                      International Affiliate
David K. Downes                             Richelle S. Maestro                       Delaware International Advisers Ltd.
President and Chief Executive Officer       Senior Vice President, Deputy General     London, England
Delaware Investments Family of Funds        Counsel and Secretary
Philadelphia, PA                            Delaware Investments Family of Funds      National Distributor
                                            Philadelphia, PA                          Delaware Distributors, L.P.
John H. Durham                                                                        Philadelphia, PA
Private Investor                            Michael P. Bishof
Gwynedd Valley, PA                          Senior Vice President and Treasurer       Shareholder Servicing, Dividend
                                            Delaware Investments Family of Funds      Disbursing and Transfer Agent
John A. Fry                                 Philadelphia, PA                          Delaware Service Company, Inc.
President                                                                             2005 Market Street
Franklin & Marshall College                                                           Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                      For Shareholders
Anthony D. Knerr                                                                      800 523-1918
Managing Director
Anthony Knerr & Associates                                                            For Securities Dealers and Financial
New York, NY                                                                          Institutions Representatives Only
                                                                                      800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                 Web site
National Gallery of Art                                                               www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

(7302)                                                                                Printed in the USA
SA-496 [12/02] VGR 2/03                                                                            J8961
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